Exhibit 99.1

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American Community Bancshares, Inc. Ryan Beck Presentation

Forward-looking Statements

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This presentation may contain, in addition to historical information, various “forward looking statements” that represent our judgment concerning the future and are subject to risks and uncertainties that could cause American Community’s actual operating results and financial position to differ materially from those projected in the forward looking statements. Such forward looking statements can be identified by the use of forward looking terminology, such as “may,” “will,” “expect,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereof or comparable terminology. We caution that any such forward looking statements are further qualified by important factors that could cause American Community’s actual operating results and financial position to differ materially from the forward looking statements, including without limitation considerations described in connection with specific forward looking statements, factors set forth in this Prospectus under the caption “Risk Factors,” and other cautionary statements set forth in the Prospectus. We undertake no obligation to update any forward-looking statements to reflect events or circumstances arising after the date of this presentation.

Our Market Area

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Our primary market area is the Piedmont area of North and South Carolina Union County, NC

Population of 151,000 – Monroe (pop. 29,000) is the largest city. Fastest growing county in North Carolina.

3rd in market share in Union County

Mecklenburg County, NC

Population of 801,000 – Charlotte (pop. 594,000) is the State’s largest city and the second largest financial center in the country.

Charlotte has consistently been one of the fastest growing areas in the Southeast and is ranked 21st in US population.

14th in market share in Mecklenburg County

Cherokee County, SC

Population of 54,000

Population growth estimated to be approximately 4% 4th in market share in Cherokee County

York County, SC

Population of 170,000

2nd fastest growing county in South Carolina 4th in per capita income in South Carolina

Management and Board Profile

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Management team comprised of seasoned bankers

Average age – 49

Average years in banking – 23

Board of directors with strong area ties and diverse backgrounds

Public accounting Commercial banking

Investment banking/merger and acquisitions Real estate Mortgage banking Insurance Financial institution executive recruiting

American Community & First National Branch Locations

Burke Iredell

Catawba Davidson Rowan

McDowell Randolph

12S7/U 7

Lincoln

I 85

Rutherford Cabarrus

Gastonia

Cleveland Stanly

Montgomery

I 85

Polk Charlotte

Gaston

Mecklenburg Richmond

Union

I 85

Cherokee 7

7

I

NC & SC 2000 York Anson Population 120,000 – 700,000 60,000 – 119,999

Chester Lancaster Chesterfield

35,000 – 59,999 Union 10,000 – 34,999

Banking Office Timeline

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Current ACB Announced ACB

Branches Branch

Current FNB Announced FNB

Branches Branch

Blacksburg

Sunset Walmart Gaffney Tega Cay

Indian Mint Mountain

Monroe Marshville Southpark Gaffney Southend

Trail Hill Island

1998 1999 2000 2001 2002 2003 2004 2005

Business Plan and Philosophy

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Why Southend for an ACB branch?

450 small businesses within 2 mile radius

Local banker identified with a 20 year history in the market Emerging growth market in Charlotte Currently only serviced by Bank of America, Wachovia and RBC Centura

Why Tega Cay for an FNB branch?

York county has 8th largest number of business establishments in the state 2nd highest median income 5th highest growth in housing $143MM in deposits serviced by only 3 banks

Business Plan and Philosophy (Con’t)

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Due to bank consolidation and economic growth, we believe a need exists in our marketplace for a locally based financial services provider focused on individuals and small to med.-sized businesses

We believe it takes a combination of a good location and good people to be successful in building and expanding our franchise. We plan to continue to develop a branch network in growing markets within our geographic region.

Our strategy has been to open new branches only after we have identified a local banker with a loyal following of loan and deposit customers.

Business Plan and Philosophy (Con’t)

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While eight of our branches have been established de-novo, and three acquired in the FNB purchase, we will continue to consider branch or whole-bank purchases that fit within our geographic region.

We will continue to be highly involved in the communities we serve through our participation in and sponsorship of civic and charitable activities. By demonstrating our commitment to serving our communities we accomplish the following all which assist in the development of our business:

Enhance our image in the community; Develop brand awareness; and Create customer loyalty

We believe that our approach to building a strong branch network with a focus on quality service in our local communities, shared with the empowerment of our bankers to make local decisions, will create value for our shareholders.

ACBA Investment Highlights

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Surpassed $1.4 million in earnings for the year 2003, with pretax earnings up 80.3% from 2002. Annualized nine months earnings for 2004 represents a 99% increase in after tax earnings over 2003.

Increased earnings per share by 55% for the nine months ended September 30, 2004 to $.59 per share from $.38 for the nine months ended September 30, 2003.

Surpassed $375 million in assets, ending the quarter at $375.6 million, an increase of 38.8% from the prior year.

Bolstered regulatory capital by raising $10.0 million through the issuance of trust preferred securities in December 2003.

Opened a new facility in the Southpark area of Charlotte in 2003.

Moved American Community Bancshares, Inc. headquarters to Charlotte. Consummated the purchase of FNB Bancshares, Inc. based in Gaffney, SC.

Identified as one of the top five business friendly banks in North Carolina by the Small Business Administration.

Announced a new FNB branch location in Tega Cay area of SC and a new American Community branch location in the Southend area of Charlotte.

Operating Results

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At or for the Year ended December 31, 9 months ended**

2001 2002 2003 9/30/2004 Net interest income $4,864 $6,170 $7,886 $8,486 Loan loss provision 543 915 784 415 Total non-interest income 1,790 2,030 2,644 2,453 Total non-interest expense 5,365 6,068 7,552 7,232 Income before tax 746 1,217 2,195 3,292 Income tax expense (benefit) - (83) 807 1,225 Net income 746 1,300 1,388 2,067 Earnings per share (diluted) 0.42 0.51 0.48 0.59 Book value per share 7.52 8.17 8.56 10.45

**unaudited

Key Financial Ratios

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At or for the Years Ended December 31, 9 months Ended **

2001 2002 2003 9/30/2004

Return on Average Assets 0.46% 0.65% 0.56% 0.82% Return on Average Equity 5.82% 6.55% 5.91% 8.92% Net Interest Margin 3.19% 3.26% 3.42% 3.63% Non-Interest Inc/ Total Revenue 26.90% 24.76% 25.11% 22.42% Non-Interest Inc / Avg Assets 1.10% 1.01% 1.09% 0.97% Non-Interest Expense / Avg Asset 3.29% 3.03% 3.11% 2.94%

Efficiency Ratio 80.63% 74.00% 71.71% 66.11% NPLs/ Loans 0.10% 0.35% 0.16% 0.31% Reserves/ Loans (%) 1.23% 1.44% 1.24% 1.20% Reserves/ NPLs (%) 1223.00% 409.00% 766.00% 384.00%

**Unaudited-Annualized where appropriate

Profitability Analysis

Service you expect from Net Income ($000) the people you know

$2,200 $2,067

$1,700 $1,300 $1,388 $1,200 $1,081 $746 $700

$200

($108)

($300)

($800) ($900)

($1,300)

1999 2000 2001 2002 2003 9 months ended 9/30/03 9 months ended 9/30/04

Profitability Analysis

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Diluted Earnings per Share

$0.60 $0.40 0.59

0.51 0.48

0.42 0.38

$0.20

$0.00

-0.07

-$0.20 -0.55

-$0.40

-$0.60

1999 2000 2001 2002 2003 9 months ended 9/30/03 9 months ended 9/30/04

Profitability Analysis

Service you expect from

Return on Average Equity the people you know

10.00%

8.00%

8.92%

6.00%

6.18% 4.00% 6.55% 5.82% 5.91% -0.95% 2.00%

0.00% -7.50% -2.00%

-4.00%

-6.00%

-8.00%

1999 2000 2001 2002 2003 Nine months Nine months ended ended 09/30/03 09/30/04

Balance Sheet Data

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400,000 350,000 300,000 250,000 200,000 150,000 100,000 50,000 0

Total Assets Gross Loans Deposits Total Equity

2001 2002 2003 Sep-04

At the Year ended December 31, At September 30, 2001 2002 2003 2004 Total Assets $181,956 $215,105 $281,253 $375,572 Gross Loans 141,267 165,366 204,533 290,398 Deposits 154,909 174,715 208,163 285,185 Total Equity 13,577 23,076 24,189 36,277

Loan Mix as of 9/30/2004

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Credit Lines 8%

Leases 5%

Consumer 12% Non 1-4 Real Estate 38%

Commercial 28%

1-4 Family Real Estate 9%

Deposit Mix Change

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As of 12/31/00 As of 09/30/04

Savings 1% Demand

10% 14% Demand Savings 4%

Money mkt and NOW 22%

Time Deposits 60%

Money mkt and NOW 22%

Time Deposits 73%

Core Deposit Growth

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Core Deposits as a % of Total Deposits *

40%

40% 35% 37% 30% 35% 32% 30% 25% 27% 20% 15% 10% 5% 0% 1999 2000 2001 2002 2003 2004

* Core deposits=DDA, MM, Savings and NOW

2 Year Stock Performance

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NAS/NMS COMPSITE (NASDAQ STOCK

As of 23-Nov-2004

+100%

+50%

+0%

-50%

60

40

20

0

Thousands

Copyright 2004 Yahoo! Inc.

ACBA

FCTR

_IXIC

GRAN

BBT

Volume

Jan03

May03

Sep03

Jan04

May04

Sep04

http://finance.yahoo.com

Market Competition

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Competitor Asset Size Bank of America $1,037,202,000,000 Wachovia 418,441,000,000 BB&T 97,880,000,000 Southtrust 52,910,000,000 National Commerce 23,696,000,000 RBC Centura 21,482,000,000 First Citizens 11,413,000,000 First Charter 4,329,000,000 American Community 375,600,000 First Trust 222,500,000 Scottish Bank 139,200,000

Welcome to:

American Community Bancshares, Inc. Ryan Beck Presentation